Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration No.: 333-105659

SCHRODER GLOBAL SERIES TRUST

Supplement dated October 1, 2015 to
the Prospectus dated March 1, 2015, as supplemented, and the Statement of Additional Information dated September 28, 2015, as supplemented, for Schroder Global Multi-Cap Equity Fund

The Trustees of Schroder Global Series Trust have approved the liquidation of Schroder Global Multi-Cap Equity Fund (the “Fund”).  The liquidation is currently expected to occur on or about October 27, 2015. Shares of the Fund are no longer being offered for sale.

PRO-SUP-10-2015